                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12

                       Bottomline Technologies(de), Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                       BOTTOMLINE TECHNOLOGIES (de), INC.
                                155 Fleet Street
                        Portsmouth, New Hampshire 03801

                    Notice of Annual Meeting of Stockholders
                        To be held on November 16, 2000

To the stockholders of Bottomline Technologies (de), Inc.:

   The annual meeting of stockholders of Bottomline Technologies (de), Inc., a Delaware corporation, will be held on Thursday, November 16, 2000 at 3:00 p.m., local time, at the Sheraton Harborside Portsmouth Hotel, 250 Market Street, Portsmouth, New Hampshire 03801, for the purpose of considering and voting upon the following matters:

  1. To elect two Class II directors for the ensuing three years;

  2. To approve the company's 2000 Stock Incentive Plan and the authorization of an initial 1,350,000 shares, subject to increase as described herein, of common stock, par value $.001 per share, for issuance under such plan;

  3. To approve the company's 2000 Employee Stock Purchase Plan and the authorization of 750,000 shares of common stock for issuance under such plan;

  4. To ratify the selection of Ernst & Young LLP as independent auditors of the company for the current fiscal year; and

  5. To transact such other business as may properly come before the annual meeting, including any postponements or adjournments thereof.

   Our board of directors has no knowledge of any other business to be transacted at the annual meeting.

   We are enclosing a copy of our annual report to stockholders for the fiscal year ended June 30, 2000 with the proxy statement that accompanies this notice of meeting. The annual report contains financial statements and other information of interest to you.

   Holders of record of our common stock at the close of business on October 12, 2000 are entitled to receive this notice and to vote at the annual meeting.

   We urge you to attend the annual meeting in person. However, in order to make sure that you are represented at the annual meeting, we also urge you to complete, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.

                                          By order of the Board of Directors,

                                          /s/ Daniel M. McGurl

                                          Daniel M. McGurl, Chairman
                                          and Chief Executive Officer
October 19, 2000
Portsmouth, New Hampshire

                       BOTTOMLINE TECHNOLOGIES (de), INC.
                                155 Fleet Street
                        Portsmouth, New Hampshire 03801

                                Proxy Statement

                     For the Annual Meeting of Stockholders
                        To be held on November 16, 2000

   This proxy statement is furnished to you in connection with the solicitation of proxies by our board of directors for the annual meeting of stockholders to be held on Thursday, November 16, 2000 at 3:00 p.m., local time, at the Sheraton Harborside Portsmouth Hotel, 250 Market Street, Portsmouth, New Hampshire 03801, including any postponements or adjournments thereof.

   The notice of the annual meeting, this proxy statement, our annual report to stockholders for the fiscal year ended June 30, 2000, which we sometimes refer to as "fiscal 2000," and the enclosed proxy are being mailed to stockholders on or about October 19, 2000.

Voting of Proxies

   All shares held by stockholders who are entitled to vote and who are represented at the annual meeting by properly executed proxies received prior to or at the annual meeting will be voted in accordance with the instructions indicated on the respective proxy card, unless it is revoked prior to the vote. If a proxy card does not specify how the proxy is to be voted with respect to a particular matter, the shares will be voted "FOR" approval of the matter.

   A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:

  . file with the corporate secretary of the company, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

  . duly execute a later dated proxy relating to the same shares and deliver it to the corporate secretary of the company before the taking of the vote; or

  . attend the annual meeting and vote in person. Attendance at the annual meeting, if a stockholder does not vote, will not be sufficient to revoke a proxy.

   Any written notice of revocation or subsequent proxy should be sent to us at the following address: Bottomline Technologies (de), Inc., 155 Fleet Street, Portsmouth, New Hampshire 03801, Attention: Corporate Secretary.

   If a stockholder indicates on a proxy that the shares should be voted "FOR" approval of the matters presented at the annual meeting, the proxies will have discretion to vote the shares on any other matters which are properly presented at the annual meeting for consideration, including a motion to adjourn the annual meeting to another time or place for the purpose of soliciting additional proxies, unless a stockholder withholds authorization for the proxies to use their discretion.

Stockholders Entitled to Vote

   Our board of directors has fixed October 12, 2000 as the record date for determination of stockholders entitled to vote at the annual meeting. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting. On October 12, 2000, there were 12,876,593 shares of our common stock outstanding and entitled to vote. Each share of common stock will have one vote for each matter to be voted upon at the annual meeting.

Votes Required

   The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Shares of common stock present in person or represented by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for purposes of determining whether a quorum is present at the annual meeting.

   If a broker does not have discretionary voting authority to vote shares for which it is the holder of record with respect to a particular matter at the annual meeting, the shares cannot be voted by the broker, although they will be counted in determining whether a quorum is present. Accordingly, these broker non-votes and abstentions would have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast on that matter (such as the election of the Class II directors, the adoption of the stock plans and the ratification of the selection of independent auditors).

   The affirmative vote of the holders of shares representing a plurality of the votes cast by the holders of common stock entitled to vote at the annual meeting is required for the election of the Class II directors. The affirmative vote of the holders of shares representing a majority of the votes cast by the holders of common stock entitled to vote at the annual meeting is required to approve the adoption of the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan and for the ratification of the selection of our independent auditors for the current fiscal year ending June 30, 2001.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth information, as of August 15, 2000, regarding the beneficial ownership of shares of our common stock by (a) each person or entity known by us to own beneficially more than 5% of the outstanding shares of common stock, (b) each of the "named executive officers," as described in the Summary Compensation Table below, (c) each director and director nominee of the company, and (d) the executive officers and directors of the company as a group. The address of each of our named executive officers and directors is c/o Bottomline Technologies (de), Inc., 155 Fleet Street, Portsmouth, New Hampshire 03801. The address of the John H. Harland Company is 2939 Miller Road, Decatur, Georgia 30035. The address of Nevada Bond Investment Corp. II is c/o United Technologies Corporation, United Technologies Building, Hartford, Connecticut 06101.

   Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which we sometimes refer to as the "SEC," and generally includes voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of August 15, 2000 are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding the options or warrants but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated by footnote, we believe that the persons named in this table, based on information provided by them, have sole voting and investment power with respect to the shares of common stock indicated.

                                                                    Options
                                                                  Included in
                                                                     Shares
                                                                  Beneficially
                                   Shares Beneficially Owned         Owned
                                   -----------------------------  ------------
Name of Beneficial Owner              Number         Percent         Number
------------------------           --------------- -------------  ------------
5% Stockholders
John H. Harland Company...........         581,394          5.2%        --
Nevada Bond Investment Corp.
 II(1)............................         615,764          5.3%    307,882
Directors and Executive Officers
Daniel M. McGurl(2)...............       1,591,250         14.1%     22,500
Joseph L. Mullen..................         242,106          2.2%     22,500
Robert A. Eberle..................         109,793            *      58,501
Leonard J. DiIuro, Jr.(3).........          40,504            *      31,254
Joseph L. Barry, Jr...............         189,375          1.7%     30,000
Dianne Gregg......................             --             *         --
James L. Loomis...................       1,508,750         13.4%
James W. Zilinski.................          56,000            *      30,000
All executive officers and
 directors as a group (8
 persons).........................       3,932,533         34.4%    194,755

--------
 * Represents less than 1% of the outstanding shares of common stock.

(1) Nevada Bond Investment Corp. II is an indirect, wholly-owned subsidiary of United Technologies Corporation.

(2) 1,568,750 of these shares are held by a family limited partnership. Mr. McGurl disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(3) 250 of these shares are held by the daughter of Mr. DiIuro. Mr. DiIuro disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

                   PROPOSAL 1--ELECTION OF CLASS II DIRECTORS

   We have three classes of directors, currently consisting of three Class I directors, two Class II directors and two Class III directors. At each annual meeting, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. Mr. Joseph
L. Mullen and Mr. James W. Zilinski are currently serving as Class II directors. The Class II directors elected this year will serve as members of our board of directors until the 2003 annual meeting of stockholders, or until their respective successors are elected and qualified.

   The persons named in the enclosed proxy will vote to re-elect Mr. Mullen and Mr. Zilinski as Class II directors unless the proxy is marked otherwise. Mr. Mullen and Mr. Zilinski have indicated their willingness to serve on our board of directors, if elected; however, if either should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that either Mr. Mullen or Mr. Zilinski will be unable to serve if elected.

   Set forth below for each director, including the Class II director nominees, is information as of October 1, 2000 with respect to his or her (a) name and age, (b) position and offices at the company, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of other publicly held companies and (e) the year such person became a director of the company.

                                               Principal Occupation, Other Business
                                                            Experience
                                 Director      During the Past Five Years and Other
           Name             Age   Since                   Directorships
           ----             ---  -------- ---------------------------------------------
Class II directors,
nominees to be elected at
the annual meeting (terms
expiring in 2003)


Joseph L. Mullen            48     1996   Mr. Mullen has served as President and Chief
                                          Operating Officer of Bottomline since
                                          September 2000. From July 1996 to September
                                          2000, Mr. Mullen served as Executive Vice
                                          President of Operations of Bottomline. From
                                          July 1991 to July 1996, Mr. Mullen served as
                                          Vice President of Sales and Marketing of
                                          Bottomline. From 1977 to 1989, Mr. Mullen
                                          held a variety of positions at IBM
                                          Corporation, including Marketing Manager and
                                          Northeast Area Market Planning Manager.


James W. Zilinski           56     1994   Mr. Zilinski has served as President, Chief
                                          Executive Officer and a director of Berkshire
                                          Life Insurance Company since 1995. From
                                          February 1995 to July 1995, Mr. Zilinski
                                          served as an independent consultant. From
                                          August 1994 to January 1995, Mr. Zilinski
                                          served as President of the Investment
                                          Services Group of The BISYS Group, Inc., a
                                          provider of outsourcing services to financial
                                          institutions. Prior to August 1994,
                                          Mr. Zilinski served as Executive Vice
                                          President and Chief Marketing Officer of New
                                          England Mutual Life Insurance Company.

                                                Principal Occupation, Other Business
                                                             Experience
                                  Director      During the Past Five Years and Other
           Name              Age   Since                   Directorships
           ----              ---  -------- ---------------------------------------------
Class III directors (terms
expiring in 2001)


Daniel M. McGurl             64     1989   Mr. McGurl co-founded Bottomline in May 1989,
                                           and has served as Chairman of the Board of
                                           Directors and Chief Executive Officer of
                                           Bottomline since May 1989. From May 1989 to
                                           September 2000, Mr. McGurl also served as
                                           President of Bottomline. From 1987 to 1989,
                                           Mr. McGurl served as Senior Vice President of
                                           State Street Bank and Trust Company. Prior to
                                           1987, Mr. McGurl held a variety of positions
                                           at IBM Corporation, including Director of
                                           Marketing Planning and Director of Far East
                                           Operations.


James L. Loomis              50     1989   Mr. Loomis co-founded Bottomline in May 1989.
                                           From August 1998 to September 2000, Mr.
                                           Loomis served as Senior Executive Advisor of
                                           Bottomline. From July 1996 to August 1998,
                                           Mr. Loomis served as Executive Vice President
                                           of Bottomline and from May 1989 to July 1996,
                                           Mr. Loomis served as Vice President and
                                           Treasurer. Prior to 1989, Mr. Loomis held a
                                           variety of positions with the Nashua
                                           Corporation, a manufacturer of imaging supply
                                           products, including Director of International
                                           Finance and Treasurer of a foreign
                                           subsidiary.

Class I directors (terms
expiring in 2002)


Joseph L. Barry, Jr.         67     1990   Mr. Barry has served as President of Hallmark
                                           Mechanical Corp., a machinery service
                                           company, since 1990, and as President of
                                           Hallamore Corp., a transportation and rigging
                                           company, since 1956. Since 1975, Mr. Barry
                                           has served as Chairman of Northeast Concrete
                                           Products and since 1978 as co-chairman of New
                                           England Teamsters Pension Fund.


Robert A. Eberle             39     2000   Mr. Eberle has served as Executive Vice
                                           President, Chief Financial Officer, Treasurer
                                           and Secretary of Bottomline since September
                                           1998. From December 1996 to September 1998,
                                           Mr. Eberle served as Executive Vice President
                                           of Telxon Corporation, a mobile computing and
                                           wireless data company, with primary
                                           responsibility for its Technical Subsidiaries
                                           Group. From August 1994 to December 1996, Mr.
                                           Eberle served as Executive Vice President and
                                           Chief Operating Officer of Itronix
                                           Corporation (then a subsidiary of Telxon
                                           Corporation), a designer and manufacturer of
                                           notebook and hand-held computers. From August
                                           1993 to August 1994, Mr. Eberle served as
                                           Vice President of Corporate Development of
                                           Telxon Corporation.

                                               Principal Occupation, Other Business
                                                            Experience
                                 Director      During the Past Five Years and Other
           Name             Age   Since                   Directorships
           ----             ---  -------- ---------------------------------------------
Dianne Gregg                45     1999   Ms. Gregg has served as a Vice President of
                                          the Industry Solutions Group of Microsoft,
                                          Inc. since August 1996. From June 1994 to
                                          August 1996, Ms. Gregg served as General
                                          Manager of the Eastern Region of Microsoft,
                                          Inc. and became Regional Director in 1995.

   Pursuant to the First Amendment and Restatement of Stock Rights and Voting Agreement, as amended, dated as of March 31, 1992 among Bottomline and some of our stockholders, those stockholders were granted the right, which terminated upon the closing of our initial public offering in February 1999, to designate representatives on our board of directors. Under this agreement, Messrs. McGurl, Loomis and Barry were elected to our board of directors.

Board of Directors and Committee Meetings

   Our board of directors met eight times, including by telephone conference, during fiscal 2000. The compensation committee of our board of directors held one meeting during fiscal 2000. The audit committee of our board of directors held two meetings during fiscal 2000. All directors, other than Ms. Gregg, attended 100% of the meetings of our board of directors and the committees on which they served during the period that they served on the board of directors or such committees. Ms. Gregg attended 60% of such meetings of the board of directors.

   The compensation committee of our board of directors, currently composed of Mr. Barry and Mr. Zilinski, makes recommendations concerning salaries and incentive compensation for our employees and administers and grants stock options under our stock option plans to our executive officers. The audit committee of our board of directors reviews the results and scope of the audit and other services provided by our independent public auditors. Mr. Barry and Mr. Zilinski are the current members of our audit committee. We do not have a nominating committee or a committee serving a similar function. Nominations are made by and through our full board of directors.

Director Compensation

   All of our directors are reimbursed for expenses incurred to attend board of directors and committee meetings. In addition, our non-employee directors receive stock options under our 1998 Director Stock Option Plan. The Director Stock Option Plan currently provides that each non-employee director will be granted an option to purchase 15,000 shares of common stock of the company on the date of his or her initial election to our board of directors, which will vest ratably over four years on each anniversary of the date of grant. In addition, each non-employee director receives an option to purchase 7,500 shares of common stock of the company on the date of each annual meeting of stockholders other than a director who was initially elected to the board of directors at any such annual meeting or, if previously, at any time after the prior year's annual meeting. Such options vest annually upon the earlier of one year from the date of grant or the date immediately preceding the next annual meeting of stockholders, so long as the director remains a director of Bottomline. The exercise price per share of all options granted under the plan is the fair market value of a share of our common stock on the date of grant. In fiscal 2000, under our Director Stock Option Plan, Mr. Barry and Mr. Zilinski each received an option to purchase 7,500 shares of common stock of the company and Ms. Gregg received an option to purchase 15,000 shares of common stock of the company.

Section 16(a) Beneficial Ownership Reporting Compliance

   Based solely on our review of copies of reports filed by reporting persons pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from reporting persons that no Form 5 filing was required for such person, we believe that, during fiscal 2000, all filings required to be made by our reporting persons were timely made in accordance with the requirements of the Securities Exchange Act of 1934, other than the filing of one Form 4 by Mr. Loomis reporting the sale of 20,000 shares of common stock of the company.

Executive Compensation

 Summary Compensation Table

   The following table sets forth for each of the last three fiscal years the compensation paid and the shares underlying options granted to (a) our chief executive officer and (b) the three other executive officers who received annual compensation in excess of $100,000 during fiscal 2000, collectively, the "named executive officers."

                           Summary Compensation Table

                                         Annual        Long-Term
                                      Compensation    Compensation
                                    ----------------- ------------
                                                       Securities
                             Fiscal                    Underlying   All Other
Name and Principal Position   Year   Salary   Bonus    Options(1)  Compensation
---------------------------  ------ -------- -------- ------------ ------------
Daniel M. McGurl(2)........   2000  $250,000 $100,000    50,000     $ 3,616(3)
 Chairman of the Board of
 Directors,                   1999  $185,000 $190,000       --      $ 3,371(3)
 President and Chief
 Executive Officer            1998  $172,333 $ 50,000    30,000     $ 1,680(3)


Robert A. Eberle(4)........   2000  $200,000 $ 80,000    50,000     $32,197(5)
 Chief Financial Officer,
 Executive Vice               1999  $131,913 $150,000   162,000     $34,722(6)
 President, Treasurer and
 Secretary


Joseph L. Mullen(2)........   2000  $200,000 $ 80,000    50,000     $ 3,213(3)
 Executive Vice President,
 Operations                   1999  $175,000 $150,000       --      $ 4,088(3)
                              1998  $144,375 $ 62,966    30,000     $ 2,158(3)


Leonard J. DiIuro, Jr.(7)..   2000  $175,000 $ 63,653    20,000     $ 2,789(3)
 Executive Vice President,
 Sales                        1999  $120,000 $193,201    30,000     $ 4,199(3)

--------
(1) The number of shares covered by options to purchase shares of our common stock granted during the fiscal year indicated.

(2) Mr. Mullen became President and Chief Operating Officer in September 2000. Mr. McGurl continues to serve as Chairman of the Board of Directors and Chief Executive Officer.

(3) Consists of contributions made to the named executive officer's account in our 401(k) Plan.

(4) Mr. Eberle became Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the company in September 1998.

(5) Consists of a $4,900 contribution made to the named executive officer's account in our 401(k) Plan and $27,297 of relocation and moving expenses.

(6) Consists of relocation and moving expenses.

(7) Mr. DiIuro became Executive Vice President, Sales of the company in July 1998. Mr. DiIuro became Executive Vice President and Group Executive, National Sales of the company in August 2000.

 Stock Options

   The following table sets forth information for each of the named executive officers with respect to the grant of stock options to purchase shares of common stock of the company during fiscal 2000.

                        Option Grants During Fiscal 2000

                                       Percent                          Potential Realizable Value
                          Number of    of Total                         at Assumed Annual Rates of
                          Securities   Options    Exercise              Stock Price Appreciation for
                          Underlying  Granted to   or Base                     Option Term(2)
                           Options   Employees in Price Per Expiration -----------------------------
          Name             Granted   Fiscal Year  Share(1)     Date          5%            10%
          ----            ---------- ------------ --------- ---------- ------------- ---------------
Daniel M. McGurl........     6,981        .76%     $34.65    8/26/04   $      38,765 $       112,262
                            23,019       2.50%     $31.50    8/26/09   $     456,010 $     1,155,620
                             2,511        .27%     $43.80    2/24/05   $      17,621 $        51,034
                            17,489       1.90%     $39.81    2/24/10   $     437,893 $     1,109,706

Robert A. Eberle........    30,000       3.26%     $31.50    8/26/09   $     594,305 $     1,506,087
                            20,000       2.17%     $39.81    2/24/10   $     500,764 $     1,269,033

Joseph L. Mullen........    30,000       3.26%     $31.50    8/26/09   $     594,305 $     1,506,087
                            20,000       2.17%     $39.81    2/24/10   $     500,764 $     1,269,033

Leonard J. DiIuro, Jr...    20,000       2.17%     $39.81    2/24/10   $     500,763 $     1,269,033

--------

(1) Options were granted at the fair market value determined as of the date of the grant, based on the closing price of a share of common stock of the company as reported on The Nasdaq National Market.

(2) Amounts that may be realized upon exercise of the options immediately before the expiration of their respective term, assuming the specified compound rates of appreciation (5% and 10%) on the market value of our common stock on the date of the option grant over the term of the respective option. These numbers are calculated based on rules promulgated by the SEC and do not reflect our estimate of future stock price growth, if any. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of exercise and the future performance of our common stock.

 Fiscal Year-End Option Values

   The following table sets forth information for each of the named executive officers with respect to the exercise of options to purchase shares of common stock of the company during fiscal 2000 and the number and value of options outstanding as of the fiscal year ended June 30, 2000.

              Aggregated Option Exercises in Fiscal Year 2000 and
                         Fiscal Year-End Option Values

                                                             Number of Shares      Value of Unexercised In-
                                                            Underlying Options          the-Money Options
                                                             at June 30, 2000          at June 30, 2000(2)
                          Shares Acquired Value Realized ------------------------- -------------------------
          Name              on Exercise        (1)       Exercisable Unexercisable Exercisable Unexercisable
          ----            --------------- -------------- ----------- ------------- ----------- -------------
Daniel M. McGurl........          --            --         15,000        65,000     $380,820    $  442,695

Robert A. Eberle........      34,999        $1,008,983      5,501       171,500     $133,058    $3,019,482

Joseph L. Mullen........          --            --         15,000        65,000     $392,820    $  473,460

Leonard J. DiIuro, Jr...       3,750        $  119,063     11,250        50,000     $257,115    $  673,140

--------
(1) Based on the closing price of a share of common stock of the company as reported on The Nasdaq National Market on the date of exercise less the aggregate exercise price.

(2) Based on the closing price of a share of common stock of the company as reported on The Nasdaq National Market on June 30, 2000, $34.1875 per share, less the aggregate exercise price.

Report of the Compensation Committee on Executive Compensation

   This report is submitted by the compensation committee of our board of directors, which is responsible for making recommendations concerning salaries and incentive compensation for our employees and administering and granting stock options under our stock option plans. In addition, the compensation committee consults with our management regarding pension and other benefit plans and our compensation policies and practices.

 General Compensation Policy

   The compensation committee seeks to achieve the following three broad goals in connection with Bottomline's executive compensation program:

  .  enable Bottomline to attract and retain qualified executives;

  . create a performance-oriented environment by rewarding executives for the achievement of Bottomline's business objectives and/or in the individual executive's particular area of responsibility; and

  . provide executives with equity incentives in Bottomline so as to link a portion of the executive's compensation with the performance of Bottomline's common stock.

 Components of Compensation

   To achieve these goals, the executive compensation program consists principally of the following three elements:

  .  base salary;

  .  cash bonuses; and

  . stock-based equity incentives in the form of participation in Bottomline's stock option plans.

 General Factors for Establishing Compensation

   The compensation committee reviews the executive compensation of industry peers with which Bottomline competes for employees to compare the competitiveness of Bottomline's executive compensation packages. In addition to its review of industry compensation levels, the compensation committee also considers a number of other factors in establishing the components of each executive officer's compensation package, as summarized below.

 Base Salary

   Salaries for executive officers, including the chief executive officer, are generally determined on an individual basis by evaluating the following:

  . the executive's scope of responsibility, performance, prior employment experience and salary history;

  . Bottomline's financial performance, including increases in its revenues and profits, if any; and

  .  internal consistency within Bottomline's salary structure.

 Annual Incentive Compensation

   The compensation committee considers the payment of cash bonuses as part of the compensation packages of Bottomline's executive officers. Annual bonuses reflect a policy of requiring a certain level of company financial and operational performance for the prior fiscal year before any cash bonuses are earned by executive officers. In general, the compensation committee has tied potential bonus compensation to performance factors, including the executive officer's efforts and contributions towards obtaining Bottomline's objectives and overall growth. In determining the amounts of the cash bonuses to be paid to the executive officers in fiscal 2000, including the chief executive officer, the compensation committee specifically considered the following achievements and the role played by the executive officer in accomplishing these achievements:

  .  development of key customers and channel partner relationships;

  .  acquisition, development and introduction of the NetTransact product;

  . acquisition and integration of Integrated Cash Management Services, Inc. and OLC Software, Inc.; and

  .  financial performance of Bottomline during the fiscal year 2000.

 Long-term Incentive Compensation

   Stock options are an element of the compensation packages of Bottomline's executive officers, including the chief executive officer, because they provide an incentive to executives to maximize stockholder value and because they reward the executives only to the extent that stockholders of Bottomline also benefit. The compensation committee believes that it is to Bottomline's advantage to increase the executives' interest in Bottomline's future performance, as these employees share the primary responsibility for Bottomline's management and growth. The value of the stock options derives solely from appreciation of Bottomline's common stock. In order to promote a longer term management focus and to provide incentive for continued employment with Bottomline, stock option grants generally become exercisable over a four year period, with the exercise price being equal to 100% of the fair market value of Bottomline's common stock on the date of grant or, in the case of Mr. McGurl, 110% of the fair market value on the date of grant if the option is an incentive stock option.

   The size of the option grant made to each executive officer is based upon the following factors:

  .  an evaluation of the executive's past performance;

  .  the total compensation being paid to the executive;

  . the anticipated value of the executive's contribution to Bottomline's future performance;

  .  the executive's scope of responsibility;

  .  the executive's current position with Bottomline;

  .  options awarded to the executive officer during previous fiscal years;
     and

  .  internal comparability with option grants made to other executives.

   In fiscal 2000, stock options were granted under Bottomline's 1997 Stock Incentive Plan to Mr. McGurl, Mr. Eberle, Mr. Mullen and Mr. DiIuro, our named executive officers.

 Chief Executive Officer's Compensation

   In December 1998, Bottomline entered into an employment agreement with Mr. McGurl. Pursuant to his employment agreement, which is more fully described below, Mr. McGurl received a base salary of $250,000 for fiscal 2000. The compensation of Mr. McGurl is based upon the same elements and measures of performance as is the compensation of Bottomline's other executive officers. In its determination to approve a cash bonus to Mr. McGurl of $100,000 in fiscal 2000, the compensation committee specifically considered the following:

  .  development of key customers and channel partner relationships;

  .  acquisition, development and introduction of the NetTransact product;

  . acquisition and integration of Integrated Cash Management Services, Inc. and OLC Software, Inc.; and

  .  financial performance of Bottomline during the fiscal year 2000.

   Compliance with Internal Revenue Code Section 162(m)

   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. In particular, income recognized upon the exercise of a stock option is not subject to the deduction limitation if, among other things, the option was issued under a plan approved by the stockholders and such plan provides a limit on the number of shares that may be issued under the plan to any individual. Based on the compensation awarded to our Chief Executive Officer and our other named executive officers, it does not appear that the Section 162(m) limitation will have a significant impact on Bottomline in the near term.

                                         Compensation Committee

                                         Joseph L. Barry, Jr.
                                         James W. Zilinski

Employment Agreements

   We entered into an employment agreement with each of Messrs. McGurl and Mullen in December 1998 and with Mr. Eberle in September 1998. The provisions of each agreement are substantially the same. The term of each employment agreement is the greater of 36 months or 24 months after we experience a change in control.

   A change in control of Bottomline occurs if:

  . any person becomes the beneficial owner of 50% or more of the voting power of our outstanding securities;

  .  we are acquired through a merger;

  .  we are liquidated; or

  .  all or substantially all of our assets are sold.

   If the employee's employment is terminated either by the employee as a result of an involuntary termination or by us without cause, then (a) all outstanding options held by the employee would become immediately exercisable in full, and (b) the employee would be entitled to receive a lump sum payment and continuation of benefits for a period of 12 months, in the case of Messrs. Eberle and Mullen, and for a period of 24 months in the case of Mr. McGurl. In the case of Messrs. Mullen and Eberle, the lump sum payment would equal one year's salary plus the maximum amount of bonus they were eligible to earn in the then current year. In the case of Mr. McGurl, the lump sum payment would equal two times the sum of his then annual salary plus the maximum amount of bonus he was eligible to earn in the then current year.

   An involuntary termination would occur if an employee's duties were terminated without cause, his benefits were reduced or he was demoted or relocated after a change in control.

   Cause means, prior to a change in control of Bottomline, the discharge of the employee resulting from:

  .  a felony conviction;

  .  failure to attend to material duties or obligations;

  . the breach of confidentiality, non-competition or similar obligations by the employee; or

  . an act or omission which would constitute a crime involving Bottomline's property.

   The second and third items specified above would not constitute cause after a change in control of Bottomline.

   If the employee's employment is terminated upon or after a potential change in control either by the employee as a result of an involuntary termination or by us without cause, all then outstanding options held by the employee would become immediately exercisable in full and the employee would be entitled to receive a lump sum payment and continuation of benefits for a period of 24 months. In the case of Mr. Mullen and Mr. Eberle, the lump sum payment would equal two times the sum of his then annual salary plus the maximum amount of bonus he was eligible to earn in the then current year. In the case of Mr. McGurl, the lump sum payment would equal three times the sum of his then annual salary plus the maximum amount of bonus he was eligible to earn in the then current year.

   A potential change in control of Bottomline would occur if:

  .  we enter into an agreement that would cause a change in control;

  . any person publicly announces an intention to take any action which, if consummated, would constitute a change in control; or

  . the adoption of a resolution by our board of directors approving a change in control.

   Each of the employment agreements also provides that, in the event of a change in control, we would pay any excise tax which the employee would be liable for under Section 4999 of the Internal Revenue Code as a result of having received the severance benefits, as well as the amount necessary to pay all additional taxes imposed on the respective employee attributable to having received the severance benefits. Pursuant to their respective employment agreements, in fiscal 2000, Mr. McGurl was paid an annual base salary of $250,000 and each of Messrs. Mullen and Eberle was paid an annual base salary of $200,000. Based upon the recommendations of the compensation committee, and as more fully described above, in fiscal 2000, Mr. McGurl received a bonus of $100,000 and Messrs. Mullen and Eberle each received a bonus of $80,000.

Compensation Committee Interlocks and Insider Participation

   The current members of the compensation committee of our board of directors are Messrs. Barry and Zilinski. No executive officer of Bottomline has served as a director or member of the compensation committee of any other entity whose executive officers served as a director or member of our compensation committee. From August 1997 to November 1998, Mr. McGurl served as a member of the compensation committee of our board of directors. Mr. McGurl did not participate in any compensation deliberations with respect to any of his compensation. Mr. McGurl is Chief Executive Officer of Bottomline.

Certain Relationships and Related Transactions

   Nevada Bond Investment Corp. II, a beneficial owner of more than five percent of our common stock, is an indirect, wholly-owned subsidiary of United Technologies Corporation. In fiscal 2000, another subsidiary of United Technologies Corporation entered into an agreement with us to license our NetTransact software, under which agreement the subsidiary committed to pay license and minimum transaction fees of $4.55 million.

Stock Performance Graph
[GRAPH APPEARS HERE]


   The stock performance graph above compares the percentage change in cumulative stockholder return on the common stock of the company for the period from February 12, 1999, the first day of trading of our common stock, through June 30, 2000 with the cumulative total return on The Nasdaq Stock Market (U.S.) and Nasdaq Computer & Data Processing Index.

   This graph assumes the investment of $100.00 in our common stock (at the initial public offering price), The Nasdaq Stock Market (U.S.) and Nasdaq Computer & Data Processing Index on February 12, 1999, and assumes dividends, if any, are reinvested.

                                 February 12, 1999 June 30, 1999 June 30, 2000
                                 ----------------- ------------- -------------
Bottomline Technologies (de),
 Inc............................      $100.00         $408.00       $263.00
Nasdaq Stock Market (U.S.)......      $100.00         $116.00       $171.00
Nasdaq Computer & Data
 Processing Index...............      $100.00         $114.00       $162.00

               PROPOSAL 2--APPROVAL OF 2000 STOCK INCENTIVE PLAN

   In August 2000, our board of directors adopted the company's 2000 Stock Incentive Plan, subject to stockholder approval. The purpose of the 2000 Incentive Plan is to advance the interests of the company's stockholders by enhancing the company's ability to attract, retain and motivate persons who make or are expected to make important contributions to the company by providing them with equity ownership opportunities and performance-based incentives and thereby better aligning their interests with those of the company's stockholders. The board of directors believes that continued grants of stock options will be an important element in attracting, retaining and motivating persons who make and who are expected to make contributions to the company's growth and success.

   If approved by the stockholders, an initial 1,350,000 shares of common stock will be authorized for issuance under the 2000 Incentive Plan. In addition, on the first day of each of the company's fiscal years beginning in fiscal year 2001 and ending in fiscal year 2010, the number of shares of common stock authorized for issuance under the 2000 Incentive Plan will automatically increase, without additional board or stockholder approval, by such number of shares which, when added to the number of initial shares that remain available for grant under the plan, will equal 12% of the number of our then outstanding shares of common stock on such date or such lesser number as our board of directors may determine. At no time may the annual increase exceed 5,000,000 shares. The 2000 Incentive Plan also provides that up to 800,000 shares of common stock reserved for issuance under our 1997 Stock Incentive Plan, which are not issued or which are subject to awards that terminate or are otherwise surrendered, will be available for issuance under the 2000 Incentive Plan.

   The board of directors believes that the approval of the 2000 Incentive Plan and the authorization of the shares of common stock for issuance under such plan is in the best interests of the company and its stockholders and recommends a vote FOR this proposal.

Summary of the 2000 Incentive Plan

   The following is a brief summary of the material provisions of the 2000 Incentive Plan. This summary is qualified in all respects by reference to the full text of the 2000 Incentive Plan, which is attached hereto as Appendix A.

   The 2000 Incentive Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code, options not intended to qualify as incentive stock options ("nonstatutory stock options") and restricted stock awards. Generally, awards under the 2000 Incentive Plan are not assignable or transferable except by will or by the laws of descent and distribution.

Eligibility to Receive Awards

   Employees, officers, directors, consultants and advisors of the company, including any present or future parent or subsidiary corporations or business ventures in which we have a significant interest, are eligible to receive awards under the 2000 Incentive Plan. Under current law, however, incentive stock options may only be granted to employees of the company and our parent or subsidiary corporations. No participant may receive awards for more than an aggregate of 1,000,000 shares of common stock in any calendar year.

   As of October 12, 2000, we had 551 employees and four non-employee directors, all of whom were eligible to participate in the 2000 Incentive Plan. On October 12, 2000, the record date, the closing sale price of a share of our common stock on The Nasdaq National Market was $31.375.

Grants and Benefits under the 2000 Incentive Plan to Directors and Executive Officers

   The stock option grants and the benefits to be received under the 2000 Incentive Plan by any particular executive officer, by all current executive officers as a group or by non-executive officer employees as a group are not currently determinable. The number of individuals receiving awards varies from year to year depending on various factors, such as the number of promotions and hiring needs, and we are not currently able to determine award recipients or specific award amounts.

Incentive Stock Options, Nonstatutory Stock Options and Restricted Stock Awards

   Optionees receive the right to purchase a specified number of shares of common stock of the company at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. The board of directors may establish the exercise price for each option. Under current law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may not be granted at an exercise price which is less than the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the company or its parent or subsidiaries). Restricted stock awards entitle recipients to acquire shares of common stock, subject to the company's right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable restricted stock award are not satisfied prior to the end of the applicable restriction period established for such restricted stock award.

   The 2000 Incentive Plan permits the board of directors to determine the manner of payment of the exercise price of options, including through payment by cash or check, by surrender to the company of shares of common stock of the company, by delivery to the company of a promissory note, by payment of such other consideration as the board of directors may determine, or by any combination of the permitted forms of payment. The board of directors may grant options with different terms and conditions, as it considers necessary or advisable.

Reorganization, Change in Control and Liquidation Events

   In a "reorganization event," which the plan defines as any merger or consolidation of the company as a result of which the common stock of the company is converted into or exchanged for the right to receive cash, securities or other property, or any exchange of shares of the company pursuant to a share exchange agreement, all outstanding options will be assumed or equivalent options will be substituted by the acquiring company. In the event the acquiring company does not assume or substitute for the options of the company, the options will become exercisable in full and will terminate immediately prior to the reorganization event, except to the extent exercised prior to the reorganization event. To the extent any options so vest and are exercised, the shares issued will be subject to a right of repurchase of the acquiring company, which lapses according to the original vesting schedule of the option. In the case of a reorganization event which also results in a "change in control," as described below, 25% of the unvested options of an optionee will automatically vest and will not be subject to the right of repurchase.

   Under the plan, a "change in control" is defined as the acquisition of a majority of the beneficial ownership or voting power of the company, or a specified change in the composition of the existing board of directors. Upon a change in control, regardless of whether the change in control also constitutes a reorganization event, the plan provides that 25% of the outstanding unvested options of an optionee become exercisable, with the remaining shares subject to the option continuing to vest in accordance with the original vesting schedule of the option. However, if the change in control event is intended to be accounted for as a "pooling of interests" for financial accounting purposes, and if the acceleration described above would preclude accounting for the change in control event as such a pooling of interests, then no such acceleration will occur upon the change in control event.

   In the event of a liquidation or dissolution of the company, all unexercised options become exercisable in full and terminate upon the liquidation or dissolution, except to the extent exercised before such event.

Adjustment upon Changes in Capitalization

   In the event of changes in the outstanding common stock by reason of any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or other similar changes in the capital structure of the company, an appropriate adjustment shall be made to (i) the number of shares of common stock subject to the 2000 Incentive Plan, (iii) the per-participant award limit and (iii) the number and purchase price of shares of stock subject to any purchase right outstanding under the 2000 Incentive Plan.

Administration

   The 2000 Incentive Plan may be administered by the board of directors or a committee of the board of directors. The board of directors or its committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2000 Incentive Plan and to interpret its provisions. The board of directors has appointed the compensation committee to administer certain aspects of the 2000 Incentive Plan. Subject to any applicable limitations contained in the 2000 Incentive Plan, the board of directors or a committee of the board of directors to whom the board of directors delegates authority, as the case may be, selects the recipients of awards and determines the following:

  . the number of shares of common stock covered by options and the dates upon which such options become exercisable;

  .  the exercise price of options;

  .  the duration of options; and

  . the number of shares of common stock subject to any restricted stock award and the terms and conditions of such award, including the conditions for repurchase, issue price and repurchase price.

   No award may be granted under the 2000 Incentive Plan after August 2010, which is ten years after the date on which the 2000 Incentive Plan was adopted by our board of directors, but the vesting and effectiveness of awards previously granted may extend beyond that date. The board of directors may at any time amend, suspend or terminate the 2000 Incentive Plan, except that no award granted after an amendment of the 2000 Incentive Plan and designated as subject to Section 162(m) by the board of directors will become exercisable, realizable or vested, to the extent the amendment was required to grant the award, unless and until the amendment is approved by the company's stockholders.

Federal Income Tax Consequences

   The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards of incentive stock options, nonstatutory stock options and restricted stock granted under the 2000 Incentive Plan and with respect to the sale of common stock acquired under the 2000 Incentive Plan.

 Incentive Stock Options

   In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of common stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

   Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

   If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

   If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

 Nonstatutory Stock Options

   As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

   With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

 Restricted Stock

   A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes an election under Section 83(b) of the Internal Revenue Code. If the participant makes a Section 83(b) election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the common stock at the time the award is granted and the purchase price paid for the common stock. If a Section 83(b) election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the common stock at the time of such lapse and the original purchase price paid for the common stock. The participant will have a tax basis in the common stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

   Upon the disposition of the common stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the common stock and the participant's tax basis in the common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin the day after the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or the day after the award is granted if a Section 83(b) election is made.

 Tax Consequences to the Company

   The grant of an award under the 2000 Incentive Plan will have no tax consequences to the company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any common stock acquired under the 2000 Incentive Plan will have any tax consequences to the company. The company (or our parent, subsidiary or affiliate, as the case may be) generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2000 Incentive Plan, including as a result of the exercise of a nonstatutory stock option, a Disqualifying Disposition or a Section 83(b) election. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

           PROPOSAL 3--APPROVAL OF 2000 EMPLOYEE STOCK PURCHASE PLAN

   In August 2000, our board of directors adopted the company's 2000 Employee Stock Purchase Plan subject to stockholder approval. The purpose of the 2000 Purchase Plan is to provide eligible employees of the company with opportunities to purchase shares of common stock of the company. The board of directors believes that the 2000 Purchase Plan is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the company.

   The 2000 Purchase Plan permits eligible employees to purchase common stock at a discount from fair market value through payroll deductions. The 2000 Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code. The board of directors has adopted the 2000 Purchase Plan because the number of shares currently available under the company's 1998 Employee Stock Purchase Plan is insufficient to satisfy the expected employee participation in the future. If approved by the stockholders, 750,000 shares of common stock will be authorized for issuance under the 2000 Purchase Plan.

   The board of directors believes that the approval of the 2000 Purchase Plan and the authorization of the shares of common stock for issuance under such plan is in the best interests of the company and its stockholders and recommends a vote FOR this proposal.

Summary of the 2000 Purchase Plan

   The following is a brief summary of the material provisions of the 2000 Purchase Plan. This summary is qualified in all respects by reference to the full text of the 2000 Purchase Plan, which is attached hereto as Appendix B.

Administration

   The 2000 Purchase Plan may be administered by the board of directors or a committee of the board of directors. The board of directors or its committee has full and exclusive discretionary authority to construe, interpret and apply the terms of the 2000 Purchase Plan, to determine eligibility and to adjudicate all disputed claims under the 2000 Purchase Plan. Every decision by the board of directors or its committee with respect to the 2000 Purchase Plan is final and binding.

Eligibility; Limitations

   The 2000 Purchase Plan provides that all employees are eligible to participate if they are customarily employed by the company or any designated subsidiary for at least 20 hours per week and for more than five months in any calendar year on a date that an offering commences. As of October 12, 2000, 379 employees of the company satisfied the eligibility criteria for participation in the 2000 Purchase Plan.

Terms and Conditions of Subscription

   Participation under the 2000 Purchase Plan is evidenced by a written subscription agreement between the employee and the company and is subject to the following terms and conditions:

   Offering Periods. The 2000 Purchase Plan will be implemented by consecutive, overlapping 24-month offering periods with a new offering period commencing on the first trading day on or after October 1 and April 1 of each year, terminating on the last trading day in the respective period ending 24 months later. Each 24-month offering period consists of four purchase periods of approximately six months duration. The first offering period under the plan commenced on October 1, 2000.

   Purchase Price and Method. Employees who participate in the 2000 Purchase Plan purchase common stock through payroll deductions of up to 10% of their salary. Participating employees receive an option to purchase by payment from existing funds in their payroll deduction account up to a maximum number of shares per offering period determined by dividing $50,000 by the fair market value of a share of common stock on the first day of the offering period (the "Option Shares"). The option becomes exercisable for 25% of the Option Shares at the end of each six-month purchase period within the offering period. The price of common stock purchased under the 2000 Purchase Plan is 85% of the lower of the fair market value of the common stock on the first day of each 24-month offering period and the last day of the applicable six-month purchase period. To the extent the fair market value of the common stock on the first day of the subsequent offering period is lower than the fair market value of the common stock on the first day of the current offering period, then all participants in such current offering period will be automatically withdrawn from such offering period immediately after the exercise of their options on the exercise date and automatically re-enrolled in the subsequent offering period as of the first day thereof. On October 12, 2000, the record date, the closing sale price of a share of our common stock as reported on The Nasdaq National Market was $31.375.

   Withdrawal; Termination of Employment. If an employee decides to terminate his or her participation in the 2000 Purchase Plan, he or she must withdraw all the payroll deductions credited to his or her purchase account, and such funds will be returned to him or her. Upon the termination of employment for any reason, all payroll deductions credited to the employee's account during the Offering Period but not yet used to exercise the option will likewise be returned to the (former) employee.

   Death. A participating employee may designate who is to receive any shares of common stock and cash, if any, from the participant's account under the 2000 Purchase Plan in the event of such participant's death subsequent to exercising a purchase option but prior to delivery of any shares of common stock and cash, if any.

   Nontransferability. Rights granted under the 2000 Purchase Plan are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the plan, and the company may treat any prohibited attempt to transfer as an election to withdraw from an offering period.

   Other Provisions. The subscription agreement may contain such other terms, provisions and conditions not inconsistent with the 2000 Purchase Plan as may be determined by the plan administrator.

Adjustment upon Changes in Capitalization; Corporate Transactions

   In the event of changes in the outstanding common stock by reason of any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or other similar changes in the capital structure of the company, an appropriate adjustment shall be made to (i) the number of shares of common stock subject to the 2000 Purchase Plan and (ii) the number and purchase price of shares of stock subject to any purchase right outstanding under the 2000 Purchase Plan.

   In a "reorganization event," which the plan defines as any merger or consolidation of the company as a result of which the common stock of the company is converted into or exchanged for the right to receive cash, securities or other property pursuant to a share exchange agreement, or any sale of all or substantially all of the assets of the company, unless the acquiring or succeeding corporation (or an affiliate thereof) agrees to assume, or substitute for, outstanding options under the plan, each offering period then in progress shall be shortened by setting a new exercise date, which will be before the proposed event. Any offering period then in progress would end on the new exercise date.

   In the event of a proposed dissolution or liquidation of the company, the offering periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the board of directors.

Amendment and Termination of the 2000 Purchase Plan

   The board of directors may at any time amend or terminate the 2000 Purchase Plan. The company shall obtain stockholder approval of any amendment to the 2000 Purchase Plan in such a manner and to such a degree as is necessary to comply with Section 423 of the Internal Revenue Code. In addition, no such amendment shall be made to the 2000 Purchase Plan which would cause the plan to fail to comply with Section 423 of the Internal Revenue Code. Except as provided in connection with certain changes in the capitalization of the company and certain reorganization events of the company, any amendment or termination of the 2000 Purchase Plan shall not adversely affect options already granted.

Federal Income Tax Consequences

   The following is a summary of the United States federal income tax consequences that generally will arise with respect to participation in the 2000 Purchase Plan and with respect to the sale of common stock acquired under the 2000 Purchase Plan. The 2000 Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Internal Revenue Code. The 2000 Purchase Plan is not a qualified plan under
Section 401(a) of the Internal Revenue Code.

 Tax Consequences to Participants

   In general, a participant will not recognize taxable income upon enrolling in the 2000 Purchase Plan or upon purchasing shares of common stock at the end of a purchase period. Instead, if a participant sells common stock acquired under the 2000 Purchase Plan at a sale price that exceeds the price at which the participant purchased the common stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price received for the common stock over the price at which the participant purchased the common stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

   If the participant sells the common stock more than one year after acquiring it and more than two years after the date on which the offering commenced, then the participant will be taxed as follows. If the sale price of the common stock is higher than the price at which the participant purchased the common stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

  . fifteen percent of the fair market value of the common stock on the Grant Date; and

  . the excess of the sale price of the common stock over the price at which the participant purchased the common stock.

   Any further income will be long-term capital gain. If the sale price of the common stock is less than the price at which the participant purchased the common stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the common stock over the sale price of the common stock.

   If the participant sells the common stock within one year after acquiring it or within two years after the Grant Date, then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock on the date that it was purchased over the price at which the participant purchased the common stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the common stock over the fair market value of the common stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the common stock on the date that it was purchased over the sale price of the common stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the common stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the common stock for a shorter period.

 Tax Consequences to the Company

   The offering of common stock under the 2000 Purchase Plan will have no tax consequences to the company. Moreover, in general, neither the purchase nor the sale of common stock acquired under the 2000 Purchase Plan have any tax consequences to the company except that the company (or our subsidiaries, as the case may be) will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

Grants and Benefits under the 2000 Purchase Plan to Certain Individuals

   Because participation in the 2000 Purchase Plan is at the election of the employees of the company, the benefits to be received by any particular executive officer, by all current executive officers as a group or by non-executive officer employees as a group cannot be determined by the company at this time.

       PROPOSAL 4--RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

   Our board of directors has selected Ernst & Young LLP as our auditors for the current fiscal year, subject to ratification by stockholders at the annual meeting. If the stockholders do not ratify the selection of Ernst & Young LLP, our board of directors will reconsider the matter. A representative of Ernst & Young LLP, which served as our auditors for fiscal 2000, is expected to be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

   Any proposal that a stockholder intends to present at the 2001 annual meeting of stockholders must be submitted to the attention of the corporate secretary of the company at our offices, 155 Fleet Street, Portsmouth, New Hampshire 03801, Attention: Corporate Secretary, no later than June 20, 2001 in order to be considered for inclusion in the proxy statement relating to the 2001 annual meeting.

   The persons named in the enclosed proxy will have discretionary authority to vote on any matter proposed by a stockholder for consideration at the annual meeting that is not included in this proxy statement and on any matter proposed by a stockholder for consideration at the 2001 annual meeting that is not included in the proxy statement for that meeting if we have not received notice of the proposal by September 4, 2001.

                                 OTHER MATTERS

   Our board of directors knows of no other business which will be presented for consideration at the annual meeting other than that described above. However, if any other business should come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

   We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution. In addition, we have also retained Corporate Investor Communications, Inc., a proxy soliciting firm, to assist in soliciting proxies. Corporate Investor Communications, Inc. will be paid a fee and reimbursed for certain out-of-pocket expenses in connection with the solicitation of the proxies. We expect to pay an aggregate of approximately $10,000 to Corporate Investor Communications, Inc. for such solicitation of proxies.

   We urge you to attend the annual meeting in person. However, in order to make sure that you are represented at the annual meeting, we also urge you to complete, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                         By order of the Board of Directors,

                                         /s/ Daniel M. McGurl

                                         Daniel M. McGurl, Chairman
                                          and Chief Executive Officer

October 19, 2000
Portsmouth, New Hampshire

                                                                      Appendix A

                       BOTTOMLINE TECHNOLOGIES (de), INC.

                           2000 STOCK INCENTIVE PLAN

   1. Purpose

   The purpose of this 2000 Stock Incentive Plan (the "Plan") of Bottomline Technologies (de), Inc., a Delaware corporation ("Bottomline" or the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

   2. Eligibility

   All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

   3. Administration and Delegation.

   (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

   (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

   4. Stock Available for Awards.

   (a) Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for a number of shares of common stock, $.001 par value per share, of the Company (the "Common Stock") equal to the sum of:

     (1) 1,350,000 shares of Common Stock (the "Initial Shares"); plus

     (2) such additional number of shares of Common Stock (up to 800,000 shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company's 1997 Stock Incentive Plan (the "Existing Plan") that remain available for grant under the Existing Plan immediately prior to the adoption of this Plan by the Board and (y) the number of shares of Common Stock subject to awards granted under the Existing Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options (as hereinafter defined) to any limitations of the Code); plus

     (3) an annual increase to be added on the first day of each of the Company's fiscal years during the period beginning in fiscal year 2001 and ending on the second day of fiscal year 2010 equal to the lesser of (i) 5 million shares of Common Stock, (ii) a number of shares of Common Stock which, when added to the Initial Shares that remain available for grant under the Plan, is equal to 12% of the outstanding shares on such date or
  (iii) an amount determined by the Board.

   If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options, to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

   (b) Per-Participant Limit. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 shares per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

   5. Stock Options.

   (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

   (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of Bottomline or its subsidiaries (as defined in Section 424(f) of the Code) and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

   (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

   (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

   (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

   (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

     (1) in cash or by check, payable to the order of the Company;

     (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

     (3) if the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

     (4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

     (5) by any combination of the above permitted forms of payment.

   (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

   6. Restricted Stock.

   (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

   (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

   (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

   7. Adjustments for Changes in Common Stock and Certain Other Events

   (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted (or substituted Awards may be made, if applicable). The Board may make any determinations with respect to the effect of any such adjustment, which determination shall be final, binding and conclusive. If this
Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

   (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

   (c) Reorganization and Change in Control Events.

     (1) Definitions

       (a) A "Reorganization Event" shall mean:

         (i) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

         (ii) any exchange of shares of the Company for cash, securities or other property pursuant to a share exchange transaction.

       (b) A "Change in Control Event" shall mean:

         (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange
      Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

         (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board
      (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

         (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

     (2) Effect on Options

       (a) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company one-quarter (25%) of the number of shares subject to the Option which were not already vested shall be vested upon the occurrence of such Reorganization Event and the remaining three-quarters of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such option, with three-quarters of the number of shares that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each subsequent vesting date. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

   Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

       (b) Change in Control Event that is not a Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, the vesting schedule of such Option shall be accelerated in part so that one-quarter (25%) of the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become vested. The remaining three-quarters of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such Option, with three-quarters of the number of shares that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each such subsequent vesting date.

     (3) Effect on Restricted Stock Awards

       (a) Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

       (b) Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of all Restricted Stock Awards shall be accelerated in part so that one-quarter of the number of shares that would otherwise have first become free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become free from conditions or restrictions. Subject to the following sentence, the remaining three-quarters of such number of shares shall continue to become free from conditions or restrictions in accordance with the original schedule set forth in such Restricted Stock Award, with three-quarters of the number of shares that would otherwise have become free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule becoming free from conditions or restrictions on each subsequent vesting date.

     (4) Limitations. Notwithstanding the foregoing provisions of this
  Section 7(c), if the Change in Control Event is intended to be accounted for as a "pooling of interests" for financial accounting purposes, and if the acceleration to be effected by the foregoing provisions of this Section 7(c) would preclude accounting for the Change in Control Event as a "pooling of interests" for financial accounting purposes, then no such acceleration shall occur upon the Change in Control Event.

   8. General Provisions Applicable to Awards

   (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

   (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

   (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

   (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

   (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, if the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

   (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

   (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

   (h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

   9. Miscellaneous

   (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

   (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

   (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

   (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders as required by
Section 162(m) (including the vote required under Section 162(m)).

   (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                                                     Appendix B

                      BOTTOMLINE TECHNOLOGIES (de), INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

   The following constitute the provisions of the 2000 Employee Stock Purchase Plan of Bottomline Technologies (de), Inc.

   1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

   2. Definitions.

   (a) "Board" shall mean the Board of Directors of the Company.

   (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

   (c) "Common Stock" shall mean the Common Stock of the Company.

   (d) "Company" shall mean Bottomline Technologies (de), Inc. and any Designated Subsidiary of the Company.

   (e) "Compensation" shall mean the amount of money reportable on an Employee's Federal income Tax Withholding Statement (Form W-2) before any withholdings for health insurance or under a Section 401(k), 125, 129 or similar plan, including without limitation, salary, wages, and sales commissions, but excluding overtime, shift premium, bonuses and incentive compensation other than sales commissions, third party sick or disability pay, allowances or reimbursements for expenses such as relocation allowances or travel expenses, whether specifically designated as such or designated as signing bonuses, income or gains attributable to restricted stock, stock options, stock appreciation rights or other similar equity-based compensation, imputed income or non-cash items, such as life insurance premiums, and similar items, whether or not specifically itemized on the Form W-2.

   (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

   (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year.

   (h) "Enrollment Date" shall mean the first day of each Offering Period.

   (i) "Exercise Date" shall mean the last day of each Purchase Period.

   (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

     (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

     (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

     (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

   (k) "Offering Periods" shall mean the periods of approximately twenty-four
(24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after October 1 and April 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

   (l) "Plan" shall mean this 2000 Employee Stock Purchase Plan.

   (m) "Purchase Period" shall mean the period commencing the day after an Exercise Date and ending on the Trading Day closest to the day that is six months after the preceding Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the Trading Day that is six months after the Enrollment Date. The duration and timing of Purchase Periods may be changed pursuant to Section 4 of the Plan.

   (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

   (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

   (p) "Subsidiary" shall mean any present or future subsidiary corporation as defined in Section 424(f) of the Code.

   (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

   3. Eligibility.

   (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan; provided, however, that an Employee may not participate in more than one Offering Period at the same time.

   (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or of any Subsidiary and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. In the event that an Employee may not be granted an option under the Plan because of the foregoing restrictions, the Employee shall be granted an option to purchase the maximum number of shares that would not violate the foregoing restrictions.

   4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after October 1 and April 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods and Purchase Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval.

   5. Participation.

   (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it on or prior to the applicable Enrollment Date with the Company's payroll office or such other office as the Company may direct.

   (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

   6. Payroll Deductions.

   (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period. Such payroll deductions shall be in whole percentages only.

   (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

   (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in payroll deduction rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

   (d) At the time the option is exercised, in whole or in part, or at the time any of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or other disposition of Common Stock by the Employee.

   7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase (at the applicable Purchase Price) up to a whole number of shares of the Company's Common Stock the ("Option Shares") determined by dividing $50,000 by the Fair Market Value of a share of Common Stock on the Enrollment Date (subject to any adjustment pursuant to Section 18), and provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The option shall be exercisable as to 25% of the Option Shares on each Exercise Date during the Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

   8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on each Exercise Date during the Offering Period, and a number of full shares not exceeding the number of shares as to which such participant's option is exercisable on such Exercise Date shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share of Common Stock shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

   9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant or to his or her designee, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing certificates.

   10. Withdrawal; Termination of Employment.

   (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

   (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated. If, prior to the last day of the Offering Period, the Designated Subsidiary by which the Employee is employed shall cease to be a Subsidiary of the Company, or if the Employee is transferred to a Subsidiary of the Company that is not a Designated Subsidiary, the Employee shall be deemed to have terminated employment for purposes of this Plan.

   (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.

   11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

   12. Stock.

   (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 750,000 shares, subject to adjustment as provided in Section 18(a) hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

   (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

   (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

   13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

   14. Designation of Beneficiary.

   (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

   (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

   15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

   16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

   17. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

   18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

   (a) Changes in Capitalization. The maximum number of shares of Common Stock available for sale under the Plan, the Reserves, the maximum number of shares each participant may purchase during each Purchase Period (pursuant to Section
7), as well as the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". The Board may make any determinations with respect to the effect of any such adjustment, which determinations shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option granted hereunder.

   (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

   (c) Reorganization Events.

     (1) Definition. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property, (b) any exchange of shares of the Company for cash, securities or other property pursuant to a share exchange transaction, or (c) any sale of all or substantially all of the assets of the Company, each while unexercised options remain outstanding under the Plan.

     (2) Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an option shall be considered to be assumed if, following consummation of the Reorganization Event, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

   Notwithstanding the foregoing, in the event that the acquiring or succeeding corporation refuses to assume, or substitute for, the options, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), determined by the Board. The New Exercise Date shall be before the date of the proposed Reorganization Event. The Board shall notify each participant in writing at least ten (10) business days prior to the New Exercise Date that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

   19. Amendment or Termination.

   (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

   (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

   20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

   21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

   22. Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company.

   23. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or rules of the established stock exchange, national market system, or over-the-counter market on which the Common Stock trades, if the Fair Market Value of the Common Stock on the Enrollment Date of the next Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of any current Offering Period, then all participants in such current Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on the Exercise Date and shall be automatically re-enrolled in the next Offering Period as of the first day thereof.

   24. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on an established stock exchange or quotation on a national market system or an over the counter market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance, or sale of such stock.

   25. Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

   26. Source of Shares. Shares may be issued upon exercise of an option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

   27. Notification Upon Sale of Shares. Each employee agrees, by participating in the Plan, to promptly give notice to the Company of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of the grant of the option pursuant to which such shares were purchased or within one year of the date of exercise of such option pursuant to which such shares were purchased.

                                     PROXY

                      BOTTOMLINE TECHNOLOGIES (de), INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                               November 16, 2000

This Proxy is solicited on behalf of the Board of Directors of Bottomline Technologies (de), Inc. (the "Company")

The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoint(s) Daniel M. McGurl, Robert A. Eberle and John A. Burgess (with full power of substitution), as proxies of the undersigned, to attend the annual meeting of stockholders of the Company to be held on Thursday, November 16, 2000, and any adjourned or postponed session thereof, and there to vote or act upon, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the annual meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicate(s) thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

Please vote, date and sign on reverse side and return promptly in the enclosed postage pre-paid envelope.

Has your address changed?               Do you have any comments?


------------------------------------    ----------------------------------------

------------------------------------    ----------------------------------------

------------------------------------    ----------------------------------------


  SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
     SIDE                                                            SIDE

      [1824 - BOTTOMLINE TECHNOLOGIES (de), INC.] [FILE NAME:ZBTM2A.ELX]
                  [VERSION - (2)] [10/21/00] [orig. 10/06/00]
                                  DETACH HERE
ZBTM2A
[X] Please mark
    votes as in
    this example.

    The shares of common stock of Bottomline Technologies (de), Inc. represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any proposal specified herein, this proxy will be voted FOR the proposal.

    1. To elect the following people   2. To approve the Company's      FOR
       as Class II directors for the      2000 Stock Incentive Plan     [ ]
       ensuing three years:               and the authorization of    AGAINST
       FOR             WITHHOLD           an initial 1,350,000 shares,  [ ]
       [ ]               [ ]              subject to increase as      ABSTAIN
    [ ]                                   described in the Proxy        [ ]
       -----------------------------      Statement, of common stock,
       (INSTRUCTION: To withhold          par value $.001 per share,
       authority to vote for any          for issuance under such plan.
       individual nominee, write
       that nominee's name in the      3. To approve the Company's      FOR
       space provided above.)             2000 Employee Stock Purchase  [ ]
                                          Plan and the authorization  AGAINST
                                          of 750,000 shares of common   [ ]
                                          stock for issuance under    ABSTAIN
                                          such plan.                    [ ]

                                       4. To ratify the selection of    FOR
                                          Ernst & Young LLP as the      [ ]
                                          Company's independent       AGAINST
                                          auditors for the current      [ ]
                                          fiscal year.                ABSTAIN
                                                                        [ ]

                                       MARK HERE FOR ADDRESS CHANGE AND
                                       NOTE ON REVERSE SIDE             [ ]

                                       Please sign exactly as your name(s)
                                       appear(s) hereon. All holders must
                                       sign. When signing as attorney,
                                       executor, administrator or other
                                       fiduciary, please give your full title
                                       as such. Joint owners should each sign
                                       personally. If a corporation, please
                                       sign in full corporate name, by
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized person.

                                       Please be sure to sign and date this
                                       proxy below.

        Stockholder(s) sign here:    Date:

        -------------------------         ------------------

                                                                      EPAY-PS-00